FIRST FUNDS
FIRST CALIBER EQUITY
FIRST STERLING INCOME
Class A
Trust Class
Supplement dated April 17, 2009
to the Prospectus dated August 28, 2008
The following represents a change to the Primary Portfolio Managers section on page 32 of the prospectus:
Unless otherwise provided below, for any Fund with more than one portfolio manager, each portfolio manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such portfolio manager’s role.
The primary portfolio managers for First Caliber Equity are Alfred Shepard, CFA, Senior Vice President and Chief Investment Officer of the Advisor, and Joshua L. Smith, CFA, Investment Officer of the Advisor. Mr. Shepard has been a primary portfolio manager of the Fund since May 2008 and Mr. Smith since March 2009. From March 2006 to March 2008, Mr. Shepard served as a senior portfolio manager for Tapke Asset Management. From December 2004 to October 2005, Mr. Shepard served as a co-manager for National Asset Management at Invesco. For approximately sixteen years prior thereto, he managed individual and institutional assets for PNC Bank. From June 2002 to December 2005, Mr. Smith served as a credit analyst in the Commercial Lending Department of U.S. Bank. The Statement of Additional Information provides additional information about Mr. Shepard’s and Mr. Smith’s compensation, other accounts managed, and ownership of Fund shares.
The primary portfolio managers for First Sterling Income are Alfred Shepard and Christopher E. Robinson, Portfolio Manager of the Advisor. Mr. Shepard has been a primary portfolio manager of the Fund since May 2008 and Mr. Robinson since March 2009. Mr. Robinson joined the Advisor in August 2005 and is responsible for managing individual and institutional assets for fixed income clients. The Statement of Additional Information provides additional information about Mr. Smith’s compensation, other accounts managed, and ownership of Fund shares.
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FIRST FUNDS
FIRST CALIBER EQUITY
FIRST STERLING INCOME
Class A
Trust Class
Supplement dated April 17, 2009
to the Statement of Additional Information dated August 28, 2008
Alfred Shepard and Joshua L. Smith are the primary portfolio managers for First Caliber Equity. Alfred Shepard and Christopher E. Robinson are the primary portfolio managers for First Sterling Income. Accordingly, the first three paragraphs in the “Portfolio Manager” section under the heading “MANAGEMENT OF THE FUNDS” on page 26 of the Statement of Additional Information are deleted and replaced with the following:
Alfred Shepard, CFA, and Joshua L. Smith, CFA, are the primary portfolio managers responsible for the day-to-day management of First Caliber Equity. Mr. Shepard and Mr. Smith manage no other registered investment company accounts or other pooled investment vehicles.
Alfred Shepard, CFA, and Christopher E. Robinson are the primary portfolio managers responsible for the day-to-day management of First Sterling Income. Mr. Shepard and Mr. Robinson manage no other registered investment company accounts or other pooled investment vehicles.
Messrs. Shepard, Smith and Robinson each receive from the Advisor compensation in the form of a base salary. All are eligible to participate in other incentives, stock awards, options and other benefits available to all employees of the Advisor.
As of April 30, 2008, Messrs. Shepard, Smith and Robinson do not own shares of the Funds.
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